                                      LOGO


         PROSPECTUS DATED AUGUST 25, 1994 AS REVISED SEPTEMBER 29, 1995


              T H E  S A R A T O G A  A D V A N T A G E  T R U S T

The Saratoga Advantage Trust (the "Trust") is an open-end, management investment company providing a convenient means of investing in a series of separate investment portfolios (the "Portfolios") professionally managed by Saratoga Capital Management (the "Manager"). Each of the Portfolios is diversified and is provided with discretionary advisory services by a registered investment advisor (the "Advisor") identified, retained, supervised and compensated by the Manager. The Trust is a series company that currently consists of the following Portfolios to which this Prospectus relates:

Income Portfolios:

  (U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  (INVESTMENT QUALITY BOND PORTFOLIO

  (MUNICIPAL BOND PORTFOLIO

Equity Portfolios:

  (LARGE CAPITALIZATION VALUE PORTFOLIO

  (LARGE CAPITALIZATION GROWTH PORTFOLIO

  (SMALL CAPITALIZATION PORTFOLIO

  (INTERNATIONAL EQUITY PORTFOLIO

SHARES OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.


Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of the investor's investment objectives and risk tolerance. The advisors in certain of these investment advisory programs may use an asset allocation methodology developed by the Manager--the Saratoga Strategic Horizon Asset Reallocation ProgramSM (the "Saratoga SharpSM Program")--to assist them in translating investor needs, preferences and attitudes identified from an investment questionnaire into suggested portfolio allocations. Shares of the Portfolios are also available to other investors and investment advisory services. Investors purchasing shares through an investment advisory service will be subject to the payment of a separate fee imposed by the investment advisor for such services. See "Purchase of Shares--General." The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, may involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of the professional consulting and asset allocation services rendered by the investment advisors.


This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


Additional information about the Trust is contained in a Statement of Additional Information dated May 12, 1995, which is available upon request and without charge by calling or writing the Trust or Saratoga Capital Management at 33 Maiden Lane, New York, New York 10038-4578, 800-807-FUND (800-807-3863). The
Statement of Additional Information, which has been filed with the Securities and Exchange Commission, is incorporated by reference into this Prospectus in its entirety.



SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK AND THE SHARES OF THE PORTFOLIOS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                       -----
Summary...........................................................           2
Summary of Trust Expenses.........................................           5
Financial Highlights..............................................           6
Objectives and Policies of the Portfolios.........................           8
Certain Securities and Investment Techniques......................          12
Risk Factors......................................................          19
Certain Investment Policies.......................................          20
Management of the Trust...........................................          21
Purchase of Shares................................................          25
Redemption of Shares..............................................          27
Net Asset Value...................................................          27
Exchange Privilege................................................          28
Dividends, Distributions and Taxes................................          29
Custodian and Transfer Agent......................................          31
Performance of the Portfolios.....................................          31
Additional Information............................................          32


SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS.


THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate Portfolios professionally managed by the Manager. The assets of each of the Portfolios are invested on a discretionary basis by a separate Advisor. See "Management of the Trust." The Trust is a series company currently consisting of the following 7 Portfolios:


Income Portfolios:

(U.S. GOVERNMENT MONEY MARKET PORTFOLIO, whose Advisor is Sterling Capital
 Management Company.

(INVESTMENT QUALITY BOND PORTFOLIO, whose Advisor is Fox Asset Management, Inc.

(MUNICIPAL BOND PORTFOLIO, whose Advisor is Quest for Value Advisors.

Equity Portfolios:

(LARGE CAPITALIZATION VALUE PORTFOLIO, whose Advisor is Quest for Value
 Advisors.

(LARGE CAPITALIZATION GROWTH PORTFOLIO, whose Advisor is Harris Bretall Sullivan
 & Smith, Inc.

(SMALL CAPITALIZATION PORTFOLIO, whose Advisor is Axe-Houghton Associates, Inc.

(INTERNATIONAL EQUITY PORTFOLIO, whose Advisor is Ivory & Sime International,
 Inc.

MANAGEMENT. Saratoga Capital Management is the Manager of the Portfolios. Each of the Portfolios is provided with the discretionary advisory services of an Advisor identified, retained,

                                     ~ 2 ~
supervised and compensated by the Manager. Quest for Value Advisors, an affiliate of the Manager, serves as the Portfolios' administrator and, in connection therewith, provides administration to each Portfolio. See "Management of the Trust."


INVESTMENT ADVISORY SERVICES. Shares of the Portfolios are offered to participants in certain investment advisory programs and to other investors and investment advisory services. Generally, the investment advisors for the investment advisory programs provide asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerance. Certain investment advisors offering asset allocation programs may enter into agreements with the Manager pursuant to which the Manager will make available its Saratoga SharpSM program and provide various administrative services to the investment advisor ("Consulting Programs"). The investment advisory fee for these Consulting Programs will be determined by the investment advisors and their clients. The fee is paid to the client's investment advisor either directly or by redeeming a sufficient number of Portfolio shares. The Manager is paid a fee by the client's investment advisor for services provided to the investment advisor in connection with the investment advisory program. See "Purchase of Shares--General."


PURCHASE AND REDEMPTION OF SHARES. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined, WITHOUT IMPOSITION OF ANY SALES CHARGE. See "Purchase of Shares" and "Redemption of Shares."

RISK FACTORS AND SPECIAL CONSIDERATIONS. No assurance can be given that the Portfolios will achieve their investment objectives. Investing in an investment company that invests in securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in an investment company limiting its holdings to domestic investments. Certain Portfolios may also be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts, repurchase agreements, trading futures contracts and options on futures contracts. In addition, the Investment Quality Bond Portfolio and the Municipal Bond Portfolio may invest in zero coupon securities, which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Objectives and Policies of the Portfolios," "Certain Securities and Investment Techniques" and "Risk Factors."

Investors should be aware that the Manager receives a fee from the investment advisor for each participant in a Consulting Program for services rendered to the investment advisor in connection with the investment advisory program. This fee does not vary based on the Portfolios recommended for the participant's investments. The Manager also serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor and receives a fee from each Portfolio. The portion of each Portfolio's management fee that is retained by the Manager does not vary based on the Portfolio involved. However, Quest for Value Advisors, an affiliate of the Manager, is the Advisor to two of the Portfolios. Consequently, to the extent investors' funds are allocated to such Portfolios, the Manager's affiliates will realize greater financial benefits than if the assets were allocated to Portfolios not advised by Quest for Value Advisors. The Manager's decisions as to the retention of particular Advisors and specific amount of the Manager's compensation to be paid to the Advisor are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates. These decisions are also subject to approval of shareholders of the Portfolio involved. See "Management of the Trust-- Investment Manager" and "Purchase of Shares--General--Investment Advisory Programs."

The Portfolios are intended primarily as vehicles for the implementation of long term asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the

                                     ~ 3 ~
securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program and an investment among the Portfolios should be regarded as a long term commitment that should be held through several market cycles. In addition, although the investment advisors for the Consulting Programs may recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in Consulting Programs should note that responsibility for investment recommendations rests solely with the investment advisor for the program or the client itself and not with the Trust or the Manager. Investors intending to purchase Portfolio shares through investment advisory programs should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisors' ability to anticipate and respond to market trends. See "Objectives and Policies of the Portfolios," and "Certain Securities and Investment Techniques--Temporary Investments."

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to distribute annually to its shareholders substantially all of its net investment income and its net realized long and short term capital gains. Dividends from the net investment income of the U.S. Government Money Market Portfolio, the Investment Quality Bond Portfolio, and the Municipal Bond Portfolio are declared daily and paid monthly. Dividends from the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually. See "Dividends, Distributions and Taxes."

TAXATION. Each of the Portfolios intends to qualify as a regulated investment company for U.S. federal income tax purposes. As such, the Trust anticipates that no Portfolio will be subject to U.S. federal income tax on income and gains, if any, that are distributed to shareholders. It is expected that certain capital gains and certain dividends and interest earned by the International Equity Portfolio will be subject to foreign withholding taxes. These taxes may be deductible or creditable in whole or in part by shareholders of the Portfolio for U.S. federal income tax purposes. See "Dividends, Distributions and Taxes."

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") acts as the custodian of the Trust's U.S. and non-U.S. assets and may employ sub-custodians outside the United States approved by the Trustees of the Trust in accordance with regulations of the Securities and Exchange Commission (the "SEC"). State Street also serves as the transfer agent for the Portfolios' shares. See "Custodian and Transfer Agent."

                                     ~ 4 ~

                           SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. THE FOLLOWING TABLE LISTS THE COSTS AND EXPENSES THAT AN INVESTOR WILL INCUR AS A SHAREHOLDER OF EACH OF THE PORTFOLIOS BASED ON THE PORTFOLIO'S PROJECTED ANNUAL OPERATING EXPENSES. THERE ARE NO SHAREHOLDER TRANSACTION EXPENSES, SALES LOADS OR DISTRIBUTION FEES.

                                   U.S.
                                   GOVERNMENT  INVESTMENT           LARGE          LARGE
                                   MONEY       QUALITY    MUNICIPAL CAPITALIZATION CAPITALIZATION SMALL          INTERNATIONAL
                                   MARKET      BOND       BOND      VALUE          GROWTH         CAPITALIZATION EQUITY
                                   PORTFOLIO   PORTFOLIO  PORTFOLIO PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                   -------     ------     ------    ------         ------         ------         ------
SHAREHOLDER TRANSACTION EXPENSES...  NONE       NONE       NONE      NONE           NONE           NONE           NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (as a percentage of average net
 assets)
  Management Fees..................    .475%      .55%       .55%      .65%           .65%           .65%           .75%
  Distribution (Rule 12b-1)
   Expenses........................  NONE       NONE       NONE      NONE           NONE           NONE           NONE
  Other Expenses...................    .65 %      .59%       .53%      .50%           .50%           .50%           .50%
                                   -------     ------     ------    ------         ------         ------         ------
  Total Operating Expenses.........   1.125%     1.14%      1.08%     1.15%          1.15%          1.15%          1.25%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Management Fees and Other Estimated Expenses. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to .75% of the value of the average daily net assets of the Portfolio. The fees of each Advisor are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by, each Portfolio are described under "Management of the Trust." The expenses set forth in the above table reflect voluntary expense limitations currently in effect. During the period September 2, 1994 (commencement of operations) to February 28, 1995, the Manager waived its management fee and absorbed all operating expenses of each Portfolio. Without such voluntary waivers and expense absorptions, the Manager would have waived fees and expenses so that annual operating expenses as a percentage of average daily net assets of each Portfolio would have been 2.50% in order for each Portfolio to comply with state expense limitations. "Other Expenses" include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. The table does not reflect any fees paid by investors pursuant to Consulting Programs.


Example. The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolios. These amounts are based upon (i) payment by the Portfolios of operating expenses at the levels set forth in the table above and (ii) the specific assumptions stated below:

A shareholder would pay the following  expenses on a $1,000 investment  assuming
(i) a 5% annual return and (ii) redemption at the end of each time period:

1 year                $11.47     $11.62     $11.01     $11.72     $11.72     $11.72     $12.73
3 years               $35.75     $36.22     $34.34     $36.53     $36.53     $36.53     $39.65

The purpose of this example is to assist an investor in understanding various costs and expenses that an investor in a Portfolio will bear. THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, although the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

                                     ~ 5 ~

                              FINANCIAL HIGHLIGHTS



          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) (UNAUDITED)



                           INCOME FROM                                                                    RATIOS
                      INVESTMENT OPERATIONS                                                    -----------------------------
               -----------------------------------      DIVIDENDS                              RATIO        RATIO
                                   NET                  ------                                  OF           OF
                                  REALIZED              DIVIDENDS                               NET          NET
                NET                AND                  TO                                     OPERATING    INVESTMENT
               ASSET              UNREALIZED            SHAREHOLDERS   NET            NET      EXPENSES     INCOME
               VALUE,              GAIN     TOTAL        FROM        ASSET          ASSETS      TO           TO
               BEGINNING  NET     (LOSS)     FROM        NET        VALUE,          END OF     AVERAGE      AVERAGE      PORTFOLIO
                 OF     INVESTMENT   ON     INVESTMENT  INVESTMENT  END OF   TOTAL  PERIOD      NET          NET         TURNOVER
               PERIOD   INCOME    INVESTMENTS OPERATIONS INCOME     PERIOD   RETURN* (000'S)   ASSETS       ASSETS       RATE
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $1.000(3) $0.024   $0.000    $0.024      ($0.024)    $1.000   2.47%  $1,867     0.00%(1,4,5) 5.58%(1,4,5) --



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 14.85% AND (9.27%), RESPECTIVELY.



INVESTMENT QUALITY BOND PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $10.00(3) $0.30    ($0.13)   $0.17       ($0.30)     $9.87    1.75%  $1,104     0.00%(1,4,5) 6.19%(1,4,5) 26%



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 16.20% AND (10.01%), RESPECTIVELY.



MUNICIPAL BOND PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $10.00(3) $0.27    ($0.22)   $0.05       ($0.27)     $9.78    0.61%  $442       0.00%(1,4,5) 5.50%(1,4,5) 38%



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 43.43% AND (37.93%), RESPECTIVELY.



LARGE CAPITALIZATION VALUE PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $10.00(3) $0.14    $0.41     $0.55       ($0.05)     $10.50   5.51%  $2,137     0.00%(1,4,5) 2.95%(1,4,5) 3%



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 11.92% AND (8.97%), RESPECTIVELY.


                                     ~ 6 ~

                              FINANCIAL HIGHLIGHTS

                           INCOME FROM                                                                    RATIOS
                      INVESTMENT OPERATIONS                                                    -----------------------------
               -----------------------------------      DIVIDENDS                              RATIO        RATIO
                                   NET                  ------                                  OF           OF
                                  REALIZED              DIVIDENDS                               NET          NET
                NET                AND                  TO                                     OPERATING    INVESTMENT
               ASSET              UNREALIZED            SHAREHOLDERS   NET            NET      EXPENSES     INCOME
               VALUE,              GAIN     TOTAL        FROM        ASSET          ASSETS      TO           TO
               BEGINNING  NET     (LOSS)     FROM        NET        VALUE,          END OF     AVERAGE      AVERAGE      PORTFOLIO
                 OF     INVESTMENT   ON     INVESTMENT  INVESTMENT  END OF   TOTAL  PERIOD      NET          NET         TURNOVER
               PERIOD   INCOME    INVESTMENTS OPERATIONS INCOME     PERIOD   RETURN* (000'S)   ASSETS       ASSETS       RATE
LARGE CAPITALIZATION GROWTH PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $10.00(3) $0.04    $0.54     $0.58       ($0.01)     $10.57   5.84%  $1,976     0.00%(1,4,5) 0.89%(1,4,5) 7%



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 13.01% AND (12.12%), RESPECTIVELY.



SMALL CAPITALIZATION PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $10.00(3) $0.03    $0.08     $0.11       ($0.01)     $10.10   1.14%  $3,117     0.00%(1,4,5) 0.53%(1,4,5) 43%



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 9.08% AND (8.55%), RESPECTIVELY.



INTERNATIONAL EQUITY PORTFOLIO
SEPTEMBER 2,
 1994(2) TO
FEBRUARY 28,
    1995       $10.00(3) $0.02    ($1.39)   ($1.37)     ($0.01)     $8.62    (13.72%) $1.363   0.00%(1,4,5) 0.52%(1,4,5) 16%



(1)DURING THE PERIOD PRESENTED ABOVE, SARATOGA CAPITAL MANAGEMENT HAS VOLUNTARILY WAIVED ALL OF ITS FEES AND REIMBURSED THE PORTFOLIO FOR ALL OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE ANNUALIZED RATIO OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND THE ANNUALIZED RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 15.04% AND (14.52%), RESPECTIVELY.

----------------------------------

(2)COMMENCEMENT OF OPERATIONS.


(3)OFFERING PRICE.


(4)AVERAGE DAILY NET ASSETS FOR THE PERIOD ENDED FEBRUARY 28, 1995 WERE $800,530, $728,607, $279,695, $1,086,072, $1,040,838, $1,555,429 AND $838,426
   FOR U.S. GOVERNMENT MONEY MARKET, INVESTMENT QUALITY BOND, MUNICIPAL BOND, LARGE CAPITALIZATION VALUE, LARGE CAPITALIZATION GROWTH, SMALL CAPITALIZATION AND INTERNATIONAL EQUITY, RESPECTIVELY.


(5)ANNUALIZED.


* ASSUMES REINVESTMENT OF ALL DIVIDENDS. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.


                                     ~ 7 ~

OBJECTIVES AND POLICIES OF THE PORTFOLIOS

Set forth below is a description of the investment objectives and policies of each Portfolio. There can be no assurance that any Portfolio will achieve its investment objectives. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO is advised by Sterling Capital Management Company. The Portfolio's investment objective is to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital by investing exclusively in short term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements with respect to those securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. See "Certain Securities and Investment Techniques." The Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Advisor acting pursuant to criteria adopted by the Trust's Board of Trustees. The Portfolio follows these policies in order to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The Portfolio is not insured or guaranteed by the U.S. Government. The yield attained by the Portfolio may not be as high as that of other funds that invest in lower quality or longer term securities.

INVESTMENT QUALITY BOND PORTFOLIO is advised by Fox Asset Management, Inc. ("Fox"). The Portfolio seeks, as its investment objectives, current income and reasonable stability of principal. The Portfolio seeks to achieve its objectives through investment in investment quality fixed income securities and the active management of such securities. The average maturity of the securities held by the Portfolio may be shortened, but not below three years, in order to preserve capital if the Advisor anticipates a rise in interest rates. Conversely, the average maturity may be lengthened, but not beyond ten years, to maximize returns if interest rates are expected to decline.

Under normal conditions, the Portfolio will invest at least 65% of its assets in debt instruments including U.S. Government Securities, corporate bonds, debentures, Eurodollar bonds, Yankee bonds and foreign currency denominated bonds. In addition, the Portfolio may invest in non-convertible fixed income preferred stock and mortgage pass-through securities. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and unrated securities determined by the Advisor to be of comparable quality. The Portfolio is not obligated to dispose of securities that fall below such ratings due to changes made by the rating agencies subsequent to the purchase of the securities but will dispose of any such securities in order to limit its holdings of securities rated below Baa by Moody's or BBB by S & P to no more than 5% of its net assets. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings and "Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. Although the Portfolio is authorized to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon, its Advisor has no present intention of using such techniques. The Portfolio also may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. See "Certain Securities and Investment Techniques."

                                     ~ 8 ~

The Portfolio is managed by Paul Stach, Russell Tompkins and Thayer Potter. Mr. Stach is a Managing Director and Director of Fixed Income Research at Fox where he has worked for one year. He joined the firm from Kidder, Peabody & Co. where he was a Managing Director in Investment Banking. Mr. Tompkins is a Managing Director and also coordinates all compliance matters for the firm. He joined the firm in 1988. Mr. Potter is a Vice President and Portfolio Manager of Fox. He has been with the firm for one year, and was previously with Acorn Asset Management, serving as Vice President and portfolio manager.

MUNICIPAL BOND PORTFOLIO is advised by Quest for Value Advisors. The Portfolio seeks, as its investment objective, a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital. The Portfolio seeks to achieve its objectives through investment in a diversified portfolio of general obligation, revenue and private activity bonds, including lease obligations, and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is excluded from gross income for federal income tax purposes ("Municipal Obligations") See "Municipal Obligations" on page 14.

Portfolio composition generally covers a full range of maturities with broad geographic and issuer diversification. The Portfolio may also invest in variable rate Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio will invest primarily in municipal bonds rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or by Fitch Municipal Division ("Fitch") or, if unrated, which are of comparable quality in the opinion of Quest for Value Advisors. See the Appendix to the SAI for a description of such ratings and "Risk Factors-- Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio is not obligated to dispose of securities that fall below such ratings due to changes made by the rating agencies subsequent to purchase of the securities but will dispose of any such securities in order to limit its holdings of securities rated below Baa by Moody's or BBB by S & P or Fitch to no more than 5% of its net assets.

It is a fundamental policy of the Portfolio that under normal circumstances at least 80% of its assets will be invested in Municipal Obligations. Also, at least 65% of its assets will be invested in bonds. The Portfolio will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state. The Portfolio will also not invest more than 25% of its assets in private activity bonds of similar projects. It is possible that the Portfolio from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

The Portfolio may invest without limit in private activity bonds, although it does not currently expect to invest more than 20% of its total assets in private activity bonds. Dividends attributable to interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities are a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax.

When the Portfolio is maintaining a temporary defensive position, it may invest in short term investments, some of which may not be tax exempt. Securities eligible for short term investment by the Portfolio are tax exempt notes of municipal issuers having, at the time of purchase, a

                                     ~ 9 ~
rating within the two highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P, and taxable short term instruments having quality characteristics comparable to those for Municipal Obligations. The Portfolio may invest in temporary investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Portfolio's total assets be invested in temporary investments unless the Portfolio has adopted a defensive investment policy. The Portfolio will purchase tax exempt temporary investments pending the investment of the proceeds from the sale of the securities held by the Portfolio or from the purchase of the Portfolio's shares by investors or in order to have highly liquid securities available to meet anticipated redemptions. To the extent that the Portfolio holds temporary investments, it may not achieve its investment objective. The Portfolio may purchase securities on a when-issued basis, lend its portfolio securities and purchase stock index futures contracts and write options thereon. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Matthew Greenwald, Vice President of Oppenheimer Capital, the parent of Quest for Value Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with Paine Webber's Mitchell Hutchins Asset Management.

LARGE CAPITALIZATION VALUE PORTFOLIO is advised by Quest for Value Advisors. The Portfolio seeks, as its investment objective, total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of highly liquid equity securities that, in the Advisor's opinion, have above average price appreciation potential at the time of purchase. For purposes of the Portfolio's investment policies, equity securities consist of common and preferred stock and securities such as bonds, rights and warrants that are convertible into common stock. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the ability of the issuer to generate cash flow in excess of business needs and to sustain above average profitability, as well as industry outlook and market share, also are considered. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks. No less than 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. The Portfolio may purchase temporary investments and purchase stock index futures contracts and purchase and write options thereon. The Portfolio also may lend its portfolio securities. See "Certain Securities and Investment Techniques."

The Portfolio is managed by Eileen Rominger, Senior Vice President of Oppenheimer Capital, the parent of Quest for Value Advisors. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

LARGE CAPITALIZATION GROWTH PORTFOLIO is advised by Harris Bretall Sullivan & Smith, Inc. ("Harris Bretall"). The Portfolio seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are characterized by a growth of earnings at a rate faster than that of the S&P 500. Dividend income is an incidental consideration in the selection of investments. In selecting securities for the Portfolio, the Advisor evaluates factors believed to be favorable to long-term capital appreciation including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Advisor also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks and at least 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. Although the Portfolio is authorized to purchase temporary investments and purchase stock index futures contracts and purchase and

                                     ~ 10 ~
write options thereon, its Advisor has no present intention of using such techniques during the coming year. The Portfolio also may lend its portfolio securities. See "Certain Securities and Investment Techniques."

Stock selections for the Portfolio will be made by the Strategy and Investment Committees of Harris Bretall. The Portfolio will be managed by Jack Sullivan and Gordon Ceresino. Mr. Sullivan is a partner of Harris Bretall and has been associated with the firm since 1981. Mr. Ceresino is a Vice President of Harris Bretall and has been associated with the firm since 1991. Prior thereto, he was Senior Vice President of Capitol Associates and was responsible for sales and marketing.

SMALL CAPITALIZATION PORTFOLIO is advised by Axe-Houghton Associates, Inc. The Portfolio seeks, as its investment objective, maximum capital appreciation. Under normal conditions at least 80% of the Portfolio's assets will be invested in common stocks, at least 65% of the Portfolio's assets will be invested in common stock of issuers with total market capitalization of less than $1 billion and at least one third of the Portfolio's assets will be invested in common stocks of companies with total market capitalization of $550 million or less at the time of purchase. Dividend income is not a consideration in the selection of investments. In selecting investments for the Portfolio, the Advisor seeks small capitalization growth companies that it believes are undervalued in the marketplace. These companies typically are under-followed by investment firms and undervalued relative to their growth prospects. The Portfolio may also invest in companies that offer the possibility of accelerating earnings growth due to internal changes such as new product introductions, synergistic acquisitions or distribution channels or external changes affecting the marketplace for the company's products and services. External factors can be demographics, regulatory, legislative, technological, social or economic. Although the Portfolio is authorized to purchase temporary investments and purchase stock index futures contracts and purchase and write options thereon, its Advisor has no present intention of using such techniques during the coming year. The Portfolio also may lend its portfolio securities. See "Certain Securities and Investment Techniques."

The Portfolio will be managed by Ellen Adnopoz, Robin Kerr and Porter Sutro. Ms. Adnopoz and Ms. Kerr are Vice Presidents of Axe-Houghton and have been associated with the firm since 1988. Mr. Sutro is a Vice President of Axe-Houghton and has been associated with the firm since 1984. Ms. Adnopoz, Ms. Kerr and Mr. Sutro will consult with Seth M. Lynn, Jr., the President and Chief Executive Officer of Axe-Houghton about the Portfolio. Mr. Lynn has been with the firm since 1984.

INTERNATIONAL EQUITY PORTFOLIO is advised by Ivory & Sime International, Inc. The investment objective of the Portfolio is long-term capital appreciation. The Portfolio ordinarily invests at least 80% of its assets in equity securities of companies domiciled outside the United States. For purposes of the Portfolio's investment policies, equity securities consist of common and preferred stock and securities such as bonds, rights and warrants that are convertible into common stock. The Portfolio has no present intention of investing in bonds other than bonds convertible into common stock.

Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers domiciled in at least three foreign countries. The Portfolio may invest 25% or more of its total assets in securities of issuers domiciled in one country. The Portfolio presently intends to invest more than 25% of its total assets in Japan. As of June 30, 1994 securities of issuers domiciled in Japan represented 37.2% of the Europe, Australia, Far East Index. Accordingly, the investment performance of the Portfolio will be subject to social, political and economic events occurring in Japan to a greater extent than those occurring in other foreign countries. Investments may be made in companies in developed as well as developing countries. It is the present intention of the Portfolio not to invest more than 20% of its total assets in securities of issuers located in developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to

                                     ~ 11 ~
political systems that can be expected to have less stability, than those of developed countries. The Advisor attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the former markets have provided higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors--Foreign Securities."

It is expected that the Portfolio will invest primarily in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"), which are U.S. dollar-denominated receipts, which represent and may be converted into the underlying foreign security, typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. Issuers of the stock of ADRs or GDRs sponsored by banks or trust companies are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of such ADRs or GDRs. ADRs or GDRs are publicly traded on exchanges or over-the-counter in the United States. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities and Investment Techniques."

The Portfolio will be managed by Noland Carter with the assistance of the Investment Committee of Ivory & Sime plc and Ivory & Sime plc's geographic teams. The Investment Committee will assist the portfolio manager with country allocations and the firm's geographic teams will provide individual stock selections, which may be modified by the portfolio manager. Mr. Carter has been Senior Investment Officer-International Investments of Portfolio Management and a member of the Investment Committee of Ivory & Sime plc since 1993. From 1990 to 1993 he was Executive Director of Investments for Johnson Capital Management Ltd. Prior thereto, he was Head of International Specialist Equities for Mercury Asset Management.

Except as indicated, the Portfolios' limitations on investments and investment policies are non-fundamental and can be changed without a vote of shareholders.

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Advisor of a Portfolio, other than the U.S. Government Money Market Portfolio, believes, with the concurrence of the Manager, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest up to 100% of its assets in the following money market instruments: U.S. Government Securities (including those purchases in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. In addition, for the same purposes the Advisor of the International Equity Portfolio may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Advisor to be of equivalent quality. See "Foreign Securities" below. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

                                     ~ 12 ~

The Portfolios are intended primarily as vehicles for the implementation of a long term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program. An investment among the Portfolios should be regarded as a long term commitment that should be held through several market cycles. In addition, although the investment advisors for the Consulting Programs may recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in Consulting Programs should note that responsibility for investment recommendations rests solely with the investment advisor for the program or the client itself and not with the Trust or the Manager. Investors intending to purchase Portfolio shares through investment advisory programs should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisors' ability to anticipate and respond to market trends.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement and (except for the U.S. Government Money Market Portfolio) reverse repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. The International Equity Portfolio will not engage in repurchase agreements with foreign brokers or dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Advisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% (10% for the U.S. Government Money Market Portfolio) of the Portfolio's total assets. See "Certain Investment Policies." In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities having a

                                     ~ 13 ~
value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Portfolio may decline more than or appreciate less than the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of a Portfolio's limitation on borrowing.

U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and time of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Bank, (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Each Portfolio other than the U.S. Government Money Market Portfolio may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership

                                     ~ 14 ~
of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. State Street arranges for each Portfolio's securities loans and manages collateral received in connection with these loans. See "Management of the Trust--Administration."

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment of or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Portfolio will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FIXED INCOME SECURITIES. The market value of fixed income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in

                                     ~ 15 ~
instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for the selection of portfolio investments, a Portfolio also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally is understood to include debt obligations issued to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or the specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. States and local agencies or authorities issue lease obligations to acquire equipment and facilities.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Lease obligations and conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for government issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations may not have the depth of marketability associated with other municipal obligations, and as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Municipal Bond Portfolio will consider such securities to be illiquid (the Portfolio may not invest more than 15% of its net assets in illiquid securities), the following guidelines have been established to determine the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed

                                     ~ 16 ~
to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

MORTGAGE RELATED SECURITIES. The Investment Quality Bond Portfolio may invest in mortgage related securities including modified pass-through certificates. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

The Investment Quality Bond Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments or the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Government National Mortgage Association ("Ginnie Mae") certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Federal Home Loan Mortgage Corp. ("Freddie Mac") is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac

                                     ~ 17 ~
represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Although the Portfolio is authorized to invest in CMOs, it has no present intention of doing so.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio other than the U.S. Government Money Market Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

So long as Commodities Futures Trading Commission rules so require, a Portfolio will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short term U.S. debt obligations or other high quality obligations set aside in a segregated account with the Trust's Custodian for this purpose.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Although the Investment Quality Bond Portfolio may invest in certain government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC, it has no present intention of doing so.

                                     ~ 18 ~

RISK FACTORS

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by S&P or Moody's, although considered investment grade, have speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Advisor will dispose of any such securities in order to limit the holdings by a Portfolio of securities rated below Baa by Moody's or BBB by S & P to no more than 5% of its net assets. It is the intention of the Portfolios to invest no more than 5% of their respective net assets in debt securities rated below Baa by Moody's or BBB by S & P (commonly known as "high yield" or "junk bonds").

NON-PUBLICLY TRADED SECURITIES. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

SMALL CAPITALIZATION COMPANIES. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Companies in which the Small Capitalization Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

FOREIGN SECURITIES. All the Portfolios except for the U.S. Government Money Market Portfolio and the Municipal Bond Portfolio may invest in foreign securities. The Investment Quality Bond Portfolio and the Large Capitalization Value Portfolio do not intend to invest more than 20% of their respective total assets in foreign securities. The Large Capitalization Growth Portfolio and the Small Capitalization Portfolio do not intend to purchase foreign securities in an amount more than 5% of each Portfolio's total assets. The International Equity Portfolio expects to invest at least 80% of its assets in foreign securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the

                                     ~ 19 ~

United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance settlement periods.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FORWARD CURRENCY CONTRACTS. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.


In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts. See also "Certain Securities and Investment Techniques--Futures Contracts and Related Options" on page 17 and "Certain Investment Policies--Portfolio Turnover" on page 20.


CERTAIN INVESTMENT POLICIES

The Trust on behalf of each Portfolio has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. Among other restrictions, each Portfolio may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government Securities, or acquire more than 10% of any class of the outstanding voting securities of any one issuer. In addition, except as described above with respect to the Municipal Bond Portfolio, each Portfolio may not invest 25% or more of its total assets in securities of issuers in any one industry. The Trust on behalf of a Portfolio may borrow money as a temporary measure from banks in an

                                     ~ 20 ~
aggregate amount not exceeding one-third of the value of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of the Portfolio's assets. A Portfolio will not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. The Portfolios each may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

To comply with state securities laws, each Portfolio has agreed to limit its investments in restricted securities (excluding 144A securities) to 10% of their respective total assets, to limit its investments in the securities of unseasoned issuers, which have been in operation for less than three years (including their predecessors), to no more than 5% of their respective assets and to limit their aggregate investment in restricted securities (including 144A securities) and unseasoned issuers to no more than 15% of their respective total assets.

The investment restrictions listed above as well as the Portfolios' investment objectives are fundamental policies and accordingly may not be changed with respect to any Portfolio without the approval of a majority of the outstanding shares of that Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise specifically stated, however, the investment policies and practices of each Portfolio are not fundamental and may be changed by the Board of Trustees.

PORTFOLIO TURNOVER

Active trading will increase a Portfolio's rate of turnover, certain transaction expenses and the incidence of short term capital gains taxable as ordinary income. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year. The Advisor of the International Equity Portfolio anticipates that the annual turnover in that Portfolio will not be in excess of 100% during its first year of operations. The Advisor of the Small Capitalization Portfolio anticipates that the turnover in that Portfolio will not be in excess of 150% during its first year of operations. The Advisors of each of the other Portfolios anticipate that the annual turnover in those Portfolios will not exceed 80% during their first year of operations. The U.S. Government Money Market Portfolio's turnover is expected to be zero for regulatory reporting purposes.

MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and the Portfolios,

                                     ~ 21 ~
including agreements with the Trust's distributor, custodian, transfer agent, the Manager, Advisors and administrator. Two of the Trustees and all of the Trust's executive officers are affiliated with the Manager, Quest for Value Advisors and/or their affiliates. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

INVESTMENT MANAGER


Saratoga Capital Management, a registered investment advisor, located at 33 Maiden Lane, New York, NY 10038-4578, serves as the Trust's Manager.


Saratoga Capital Management is a Delaware general partnership which is owned by certain executives of Saratoga Capital Management and by Oppenheimer Capital. Oppenheimer Capital, which is also the parent of Quest for Value Advisors, has been a registered investment advisor since 1968 with total assets under management of approximately $28.8 billion on March 31, 1994.

The Trust has entered into an investment management agreement (the "Management Agreement") with the Manager which, in turn, has entered into an advisory agreement ("Advisory Agreement") with each Advisor selected for the Portfolios. It is the Manager's responsibility to select, subject to the review and approval of the Board of Trustees, the Advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance.

Subject to the supervision and direction of the Trust's Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Advisors for each Portfolio and thereafter monitoring Advisor performance. In evaluating prospective Advisors, the Manager considers, among other factors, each Advisor's level of expertise, relative performance and consistency of performance to investment discipline or philosophy; personnel and financial strength; and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to the Advisors and ultimately recommending to the Board of Trustees of the Trust whether the Advisors' contracts should be renewed, modified or terminated. The Manager provides reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, custodian, transfer agent and administrator. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at the annual rate specified below of the value of the average net assets of the Portfolios. The Manager pays a portion of its fee to each Advisor for the advisory services provided to the Portfolio that is computed daily and paid monthly at the annual rate specified below of the value of the Portfolio's average daily net assets:

                                                                                                    PORTION
                                                                                                    OF THE
                                                                                                    MANAGER'S
                                                                                       MANAGER'S    FEE PAID
PORTFOLIO                                                                              FEE          TO THE ADVISOR
-------------------------------------------------------------------------------------  -----------  ---------------
U.S. Government Money Market Portfolio...............................................     .475%          .125%
Investment Quality Bond Portfolio....................................................     .55%           .20%
Municipal Bond Portfolio.............................................................     .55%           .20%
Large Capitalization Value Portfolio.................................................     .65%           .30%
Large Capitalization Growth Portfolio................................................     .65%           .30%
Small Capitalization Portfolio.......................................................     .65%           .30%
International Equity Portfolio.......................................................     .75%           .40%

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisors. However, the Manager's decisions, including the identity of an Advisor and the specific amount of the

                                     ~ 22 ~

Manager's compensation to be paid to the Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates. These decisions are also subject to the approval of the shareholders of the Portfolio involved.

ADVISORS

The Advisors have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment advisor and perform all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Advisor's responsibilities are to manage the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, make investment decisions for the Portfolio and place orders to purchase and sell securities on behalf of the Portfolio.

The following sets forth certain information about each of the Advisors:

Quest for Value Advisors ("Quest"), a registered investment adviser, located at One World Financial Center, New York, NY 10281, serves as Advisor to the Municipal Bond Portfolio and Large Capitalization Value Portfolio. Quest is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. As of March 31, 1994 Quest had assets under management of approximately $5.7 billion and Oppenheimer Capital and its subsidiary Quest had assets under management of approximately $28.8 billion.

Fox Asset Management, Inc. ("Fox"), a registered investment adviser, serves as Advisor to the Investment Quality Bond Portfolio. Fox was formed in 1985. Fox is owned by its current employees, with a controlling interest held by J. Peter Skirkanich, President, Managing Director and Chairman of Fox's Investment Committee. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of March 31, 1994, assets under management by Fox were approximately $1.1 billion.

Harris Bretall Sullivan & Smith, Inc. ("Harris Bretall"), a registered investment advisor, serves as Advisor to the Large Capitalization Growth Portfolio. The firm was founded in 1971 and is owned by W. Graeme Bretall, President and Director, John J. Sullivan, Director and Treasurer and Henry Smith, Director. Located at One Post Street, San Francisco, CA 94104, the firm managed assets of approximately $2.7 billion as of March 31, 1994.

Axe-Houghton Associates, Inc. ("Axe-Houghton"), a registered investment adviser, serves as Advisor to the Small Capitalization Portfolio. The firm was founded in 1984 and is a wholly-owned subsidiary of Hoenig Group Inc., a public company whose subsidiaries are engaged in securities and investment management activities. Axe-Houghton is located at Royal Executive Park, 4 International Drive, Rye Brook, N.Y. 10573. As of March 31, 1994 assets under management at Axe-Houghton were approximately $1.3 billion.

Sterling Capital Management Company ("Sterling"), a registered investment adviser, is the Advisor to the U.S. Government Money Market Portfolio. Sterling is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. Sterling is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of March 31, 1994, Sterling had approximately $1.4 billion in assets under management. Since 1982, Sterling has

                                     ~ 23 ~
been involved with the distribution of the North Carolina Capital Management Trust, a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the Securities and Exchange Commission. As of March 31, 1994 , the asset value of this fund was approximately $1.4 billion.

Ivory & Sime International, Inc. ("ISI"), a registered investment adviser, is the Advisor to the International Equity Portfolio and, in connection therewith, has entered into a sub-investment advisory agreement with Ivory & Sime plc of Edinburgh, Scotland. Pursuant to such sub-investment advisory agreement, Ivory & Sime plc performs investment advisory and portfolio transaction services for such Portfolio. While Ivory & Sime plc is responsible for the day-to-day management of the Portfolio's assets, ISI reviews investment performance, policies and guidelines, facilitates communication between Ivory & Sime plc and the Manager and maintains certain books and records. As compensation for its services as investment adviser, the Manager pays ISI a monthly fee at the annual rate of .40% of the average daily net assets of the International Equity Portfolio. As compensation for its services, Ivory & Sime plc receives from ISI 78% of the net monthly fees paid by the Manager to ISI pursuant to the Investment Advisory Agreement between the Manager and ISI.

ISI was organized in 1978 with 50% of its voting stock owned by each of Jamison, Eaton & Wood, Inc. and Ivory & Sime plc. ISI offers clients in the United States the services of Ivory & Sime plc in global securities markets. Ivory & Sime plc, founded in 1895, is one of the leading independent investment managers in the United Kingdom. As of March 31, 1994, the firm and its affiliates managed in excess of $5.8 billion of global equity investments. ISI is located at 39 Main Street, Chatham, NJ 07928, and Ivory & Sime plc is located at 1 Charlotte Square, Edinburgh, Scotland EH24DZ. Ivory & Sime plc is a public limited company listed on the London Stock Exchange. As of July 29, 1994, approximately 26% of Ivory & Sime's outstanding shares were held by Caledonia Investments.

ADMINISTRATION

State Street Bank and Trust Company ("State Street"), located at One Heritage Drive, North Quincy, Massachusetts 02171, calculates the net asset value of the Portfolios' shares and creates and maintains the Trust's financial records required by Section 31 of the Investment Company Act of 1940.

Quest for Value Advisors provides administrative services and manages the administrative affairs of the Trust pursuant to an Administration Agreement with the Trust. Such services include the preparation of proxy statements and reports filed with federal and state securities commissions (except to the extent that the participation of independent accountants and attorneys is, in the opinion of Quest for Value Advisors, necessary or desirable), preparation of materials for regular and special meetings of the Board of Trustees of the Trust, responding to shareholders' inquiries relating to the Trust and supervising the determination of the net asset value of the Trust's Portfolios. For these services, each Portfolio will pay Quest for Value Advisors an annual fee of $42,000, provided that the Portfolio's average daily net assets do not exceed $80 million. In the event that a Portfolio's average daily net assets exceed $80 million, an additional fee of .05% of average daily net assets in excess of $80 million shall be payable by the Portfolio.

EXPENSES OF THE PORTFOLIOS

Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Advisors, State Street and Quest for Value Advisors as Administrator to the Trust. Included among a Portfolio's expenses are: costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; costs of the determination of net asset value; the costs of regulatory compliance; and costs associated with maintaining the Trust's

                                     ~ 24 ~
legal existence and shareholder relations. The Trust's agreement with the Manager provides that the Manager will reduce its fees to a Portfolio to the extent required by applicable state laws for certain expenses that are described in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

To the extent consistent with the applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees of the Trust has determined that brokerage transactions for a Portfolio may be executed through affiliated broker-dealers if, in the judgment of the Advisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. When selecting broker-dealers, the Advisors may consider their record of sales of shares of the Portfolios.

PURCHASE OF SHARES
GENERAL

Purchases of shares of a Portfolio by a participant in a Consulting Program must be made through an entity having a sales agreement with Quest for Value Distributors ("Consulting Brokers"), the Trust's general distributor and an affiliate of the Manager and Quest for Value Advisors, or directly through Quest for Value Distributors.

Shares of the Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available.

INVESTMENT ADVISORY PROGRAMS. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that conforms to such risk tolerance and objectives in a recommendation; and providing on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisors for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.


The investment advisors in the Consulting Programs may use the Manager's Saratoga SharpSM program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the following administrative services to the investment advisers for the Consulting Programs: the preparation, printing and processing of investment questionnaires and investment literature and other client communications.


The fee for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

Investors should be aware that the Manager receives a fee from the investment advisor to each participant in a Consulting Program for services rendered to the investment advisor in connection with the investment advisory program. This fee does not vary based on the Portfolios recommended for the participant's investments. Also, the Manager serves as the Trust's Manager

                                     ~ 25 ~
with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor under the supervision of the Trust's Board of Trustees and receives a fee from each Portfolio. Although the portion of the fee paid by each Portfolio that is retained by the Manager is the same for each Portfolio, Quest for Value Advisors, an affiliate of the Manager, acts as the Advisor for two of the Portfolios. Consequently, to the extent investors' funds are allocated to such Portfolios, the Manager's affiliates will realize greater financial benefits than if the funds were invested in Portfolios not advised by Quest for Value Advisors.

OTHER ADVISORY PROGRAMS

Shares of the Portfolios are also available for purchase by certain registered investment advisors (other than the investment advisors for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisors offering the programs. Registered investment advisors interested in utilizing the Portfolios for the purposes described above should call 800-807-FUND (800-807-3863).

CONTINUOUS OFFERING

For participants in Consulting Programs, shares of the Portfolios may be purchased from Consulting Brokers only after the completion and processing of such documentation as may be required by the Consulting Broker for the Program. The offering price is the net asset value per share next determined after receipt of an order by Quest for Value Distributors. Shareholders will not receive share certificates because the Trust does not issue share certificates.

The Trust offers an Automatic Investment Plan under which purchase orders may be placed periodically for Portfolio shares in an amount not less than $100. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 800-807-FUND (800-807-3863).


The minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees of the Manager and its affiliates and their relatives, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.


The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees of the Trust whenever the Board judges it to be in the best interest of the Trust to do so. Quest for Value Distributors, in its sole discretion, may accept or reject any purchase order.

Quest for Value Distributors will from time to time provide compensation to dealers in connection with sales of shares of the Trust including promotional gifts (including gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

                                     ~ 26 ~

REDEMPTION OF SHARES
REDEMPTION IN GENERAL

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares by Federal funds or bank wire or by a certified or cashier's check.

Redemption requests may be given to the shareholder's Consulting Broker who is responsible for transmitting them to the Trust's Transfer Agent or directly to the Transfer Agent, if the shareholder purchased shares directly from Quest for Value Distributors. In order to be effective, a redemption request of a shareholder other than an individual may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment advisor will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distributions in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

INVOLUNTARY REDEMPTIONS

Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Investors should be aware that involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

NET ASSET VALUE

Each Portfolio's net asset value per share is calculated by State Street on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to

                                     ~ 27 ~
be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees.

Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All portfolio securities held by the U.S. Government Money Market Portfolio and short term dollar-denominated investments of the other Portfolios that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees has determined that amortized cost represents fair value. An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contact is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by or under the direction of by the Board of Trustees. In carrying out the Board's valuation policies, State Street may consult with an independent pricing service retained by the Trust. Further information regarding the Portfolio's valuation policies is contained in the Statement of Additional Information.

EXCHANGE PRIVILEGE

Shares of a Portfolio may be exchanged without payment of any exchange fee (except as set forth below) for shares of another Portfolio at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Portfolio for shares of another Portfolio should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

                                     ~ 28 ~

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

Quest for Value Distributors and the Trust's transfer agent will employ reasonable procedures for telephone redemptions and exchanges to confirm that the instructions received from shareholders or their account representatives are genuine, and if they do not, Quest for Value Distributors or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Shareholders will be required to provide their name, address, social security number and other identifying information. Account representatives must identify themselves and their firm and Quest for Value Distributors will confirm that such firm has a valid selling agreement with Quest for Value Distributors and that the representative is authorized to act on behalf of the firm.

Because excessive trading (including short-term "market timing" trading can limit a Portfolio's performance, each Portfolio may refuse any exchange orders
(1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually.

TAXES

As each Portfolio will be treated as a separate entity for federal income tax purposes, the amounts of net investment income and net realized capital gains subject to tax will be determined separately for each Portfolio (rather than on a Trust-wide basis).

Each Portfolio intends to qualify each year as a regulated investment company for federal income tax purposes. The requirements for qualification (i) may cause a Portfolio, among other things, to restrict the extent of its short term trading or its transactions in warrants, currencies, options, futures or forward contracts and (ii) will cause each of the Portfolios to maintain a diversified asset portfolio.

A regulated investment company will not be subject to federal income tax on its net investment income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Code. Each Portfolio intends to satisfy

                                     ~ 29 ~
these overall distribution requirements and any other required conditions. Dividends declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31 provided that such dividend is actually paid by the Portfolio during January of the following year.

Dividends derived from a Portfolio's taxable net investment income and distributions of a Portfolio's net realized short term capital gains (including short term gains from investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions of net realized long term capital gains will be taxable to shareholders as long term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Portfolio shares and whether the distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the U.S. Government Money Market Portfolio, the Investment Quality Bond Portfolio and the Municipal Bond Portfolio and distributions of capital gains paid by all the Portfolios will not qualify for the dividend received deduction for corporations. As a general rule, dividends paid by a Portfolio, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations which hold shares in a Portfolio for more than 45 days. Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Portfolio's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government Securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

Dividends paid by the Municipal Bond Portfolio that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for federal income tax purposes if the Portfolio satisfies certain asset percentage requirements. To the extent that the Portfolio invest in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject Bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Dividends distributed by the Municipal Bond Portfolio may not be exempt from state or local taxation. Shareholders will receive notification annually stating the portion of the Municipal Bond Portfolio's tax-exempt income attributable to issuers in each state. You should contact your tax advisor if you have any questions, particularly with regard to state and local taxes.

Net investment income or capital gains earned by the Portfolios investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that the International Equity Portfolio will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Portfolio were to make an election, an amount equal to the foreign income taxes paid

                                     ~ 30 ~
by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

As noted above, shareholders who are participants in Consulting Programs or other investment advisory services will pay an investment advisory fee out of their own assets. For most shareholders who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income.

As discussed above, an exchange of shares in a Portfolio for shares in another Portfolio, including exchanges by participants in a Consulting Program, is treated for federal income tax purposes as a redemption (sale) of shares and taxable gain or loss may be realized.

Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Portfolios' taxable year with respect to certain foreign taxes paid by the Portfolios and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Portfolios during the Portfolios' prior taxable year. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company is located at One Heritage Drive, North Quincy, Massachusetts 02171 and serves as the Custodian of the Trust's investments and the Trust's transfer agent. The Shareholder Services Group is the subtransfer agent for certain retirement plan accounts. Cash balances of the Portfolios with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.


PERFORMANCE OF THE PORTFOLIOS
YIELD

The Trust may, from time to time, include the yield and effective yield of the U.S. Government Money Market Portfolio in advertisements or reports to shareholders or prospective investors. Current yield for the U.S. Government Money Market Portfolio will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the U.S. Government Money Market Portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends.

For the Investment Quality Bond Portfolio and the Municipal Bond Portfolio, from time to time, the Trust may advertise the thirty-day "yield" and, with respect to the Municipal Bond Portfolio, an "equivalent taxable yield." The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the thirty-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized"

                                     ~ 31 ~
by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

EQUIVALENT TAXABLE YIELD

The equivalent taxable yield of the Municipal Bond Portfolio demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Portfolio's tax-exempt yield. It is calculated by increasing the yield shown for the Portfolio, calculated as described above, to the extent necessary to reflect the payment of specified tax rates. Thus, the equivalent taxable yield always will exceed the Portfolio's yield.

TOTAL RETURN

From time to time, the Trust may advertise a Portfolio's (other than the U.S. Government Money Market Portfolio's) "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five-and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. Shareholders may make inquiries regarding a Portfolio, including current yield quotations or total return figures, to any Consulting Broker or the Trust at 800-807-FUND (800-807-3863).

In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the Lehman Brothers Government/Corporate Bond Index, the S&P 500, the S&P/Barra Growth Index and S&P/Barra Value Index, the EAFE Index and the Russell 2000 Index. The performance information also may include evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MORNINGSTAR, BARRON'S, INVESTOR'S BUSINESS DAILY, THE WALL STREET JOURNAL, USA TODAY, THE NEW YORK TIMES and MONEY.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust."

The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held and fractional votes for fractional shares. Shares of each

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
Portfolio are entitled to vote as a class to the extent required by the provisions of the Investment Company Act of 1940 or as otherwise permitted by the Trustees. When issued, shares of each Portfolio are fully paid and have no preemptive, conversion or other subscription rights. The shares do not have cumulative voting rights.

It is the intention of the Trust not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Master Trust Agreement. Shareholders have certain rights, including the right to call a meeting upon a vote of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees. The Trust may from time to time add additional Portfolios to the Trust or with approval of the shareholders of an existing Portfolio, if necessary, terminate one or more of the Portfolios.

SHAREHOLDER INQUIRIES

All inquiries regarding the Trust should be directed to Saratoga Capital Management at 800-807-FUND (800-807-3863).

Saratoga Capital Management provided the initial capital for the Trust by purchasing 100,000 shares of the U.S. Government Money Market Portfolio of the Trust for $100,000 on August 19, 1994 (constituting 100% of the outstanding shares of the Trust) and may be deemed to control the Trust until such time as it owns less than 25% of the outstanding shares of the Trust.

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
                                   PROSPECTUS

                                      LOGO


TRUST MANAGER:
SARATOGA CAPITAL MANAGEMENT
33 MAIDEN LANE
NEW YORK, NY 10038
(800) 807- FUND
         (3863)


TRANSFER AGENT:
STATE STREET BANK AND TRUST COMPANY
BOSTON, MA

GENERAL DISTRIBUTOR:
QUEST FOR VALUE DISTRIBUTORS
P.O. BOX 3567
CHURCH STREET STATION
NEW YORK, NY 10277-1296
(800) 807- FUND
         (3863)

( U.S. GOVERNMENT MONEY MARKET PORTFOLIO

( INVESTMENT QUALITY BOND PORTFOLIO

( MUNICIPAL BOND PORTFOLIO

( LARGE CAPITALIZATION VALUE PORTFOLIO

( LARGE CAPITALIZATION GROWTH PORTFOLIO

( SMALL CAPITALIZATION PORTFOLIO

( INTERNATIONAL EQUITY PORTFOLIO

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.